UBS U.S. Allocation Fund
Supplement to the prospectus (the “Prospectus”)
dated December 29, 2006

October 29, 2007

Dear Investor,

The purpose of this supplement is to notify you of the expansion of the selection criteria with respect to the equity portion of UBS U.S. Allocation Fund (the “Fund”) to add exposure to U.S. large capitalization growth companies. UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the Fund’s investment advisor, will begin to invest a portion of the Fund’s assets in individual large capitalization growth equity securities. UBS Global AM intends to phase in the growth component over time when it believes that market conditions warrant doing so.

As a result of this change, the Prospectus is hereby revised as follows:

In the section entitled “Securities selection,” the following information is hereby inserted as the first full paragraph on page 2:

UBS Global AM may also select, for the equity portion of the Fund, securities issued by large capitalization companies that are believed to have substantial potential for capital growth. Large capitalization companies means companies with a total market capitalization of $3.0 billion or greater at the time of purchase.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION WITH YOUR CURRENT PROSPECTUS.

ZS319